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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 2003
                                                          --------------



                             CONTINUCARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           FLORIDA                        1-12115                59-2716023
----------------------------      ------------------------   -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                             CONTINUCARE CORPORATION
                               80 S.W. 8TH STREET
                                   SUITE 2350
                              MIAMI, FLORIDA 33130
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (305) 350-7515
                                                             --------------

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ITEM 5. OTHER EVENTS

         On April 2, 2003, Continucare Corporation ("Continucare") issued a press release announcing that it has renewed for one year its $3.0 million working capital line of credit, modified the terms of its subordinated debt and issued shares of its common stock. The press release dated April 2, 2003, announcing these transactions, is attached as an exhibit to this Current Report on Form 8-K.

         On April 14, 2003, Continucare assumed management responsibilities for an Independent Physician Network and reduced its debt with an HMO partner. The press release dated April 14, 2003, announcing these transactions, is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         The following exhibits are filed as part of this Report on Form 8-K:

         99.1     Press Release dated April 2, 2003
         99.2     Press Release dated April 14, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONTINUCARE CORPORATION



Date:  April 15, 2003                By: /s/ Spencer J. Angel
                                        ----------------------------------------
                                           Spencer J. Angel
                                           Chief Executive Officer and President


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